                                  EXHIBIT 10.3

                          COLLATERAL LICENSE AGREEMENT

         This agreement is made and entered into as of the 1st day of July, 1996, by and between GeneLink, Inc., a Corporation of the Common wealth of Pennsylvania, having a place of business at Margate, New Jersey (hereinafter "Genelink"); and university of North Texas Health Science Center having a place of business at 35 Camp Bowie Blvd., Fort Worth, Texas 76107 (hereinafter "USTHSC").

                               W I T N E S S E T H

         Whereas, Genelink and UNTHSC have entered into a technology agreement which was effective as of April 1, 1996 and has a termination date of March 31, 2001;

         Genelink is owner of U.S. Patent Application Serial No. 08/558,840 entitled "Non-Invasive Identification System" (hereinafter "Patent Application");

         Accordingly, in consideration of one dollar $(1.00) and other valuable consideration the parties agree as follows:

1. Subject to the terms and conditions set forth in the aforesaid agreement dated April 1, 1996, Genelink grants UNTHSC a royalty free non-exclusive license under the Patent Application.

2. This license shall be for the term of the technology agreement and subject to termination upon the same conditions set therein.

         IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed all as of the day and year first above written.


Attest: /s/ Patti Lloyd                          UNIVERSITY OF NORTH TEXAS
       -------------------------------------     HEALTH SCIENCE CENTER
       Patti Lloyd      July 8, 1996
                                                 By: /s/ David M. Richards, D.O.
                                                    ----------------------------
                                                    David M. Richards, D.O.
                                                    President


Attest: /s/ Dr. Robert P. Ricciardi              GENELINK, INC.
        Dr. Robert P. Ricciardi  May 30, 1996

                                                 By: /s/ John R. DePhillipo
                                                    ----------------------------
                                                    John R. DePhillipo
                                                    President









                                       28